UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 13, 2006
Valero GP Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-32940 (Commission File Number)	85-0470977 (I.R.S. Employer Identification No.)

One Valero Way San Antonio, Texas (Address of principal executive offices)		78249 (Zip Code)
Registrant’s telephone number, including area code: (210) 345-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Underwriting Agreement
Press Release

Item 1.01. Entry into a Material Definitive Agreement.
     As described in its final prospectus (the “Prospectus”) dated July 13, 2006 (File No. 333-132917) and filed on July 13, 2006 with the Securities and Exchange Commission pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended (the “Securities Act”), Valero GP Holdings, LLC (the “Company”) entered into an underwriting agreement on July 13, 2006 (the “Underwriting Agreement”) with Sigmor Corporation, The Shamrock Pipe Line Corporation, Diamond Shamrock Refining Company, L.P., Valero Refining—New Orleans, L.L.C., Valero Refining Company—California and Valero Refining—Texas, L.P. (collectively, the “Selling Unitholders”), Valero Energy Corporation (“Valero Energy”) and Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman Sachs & Co., Morgan Stanley & Co. Incorporated, RBC Capital Markets Corporation, UBS Securities LLC, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., KeyBanc Capital Markets, a division of McDonald Investments, Inc., Raymond James & Associates, Inc., Oppenheimer & Co. Inc., Petrie Parkman & Co., Inc. and Sanders Morris Harris Inc. (collectively, the “Underwriters”) providing for the offer and sale in a firm commitment underwritten offering of 17,250,000 units representing limited liability interests in the Company (the “Units”) sold by the Selling Unitholders at a price to the public of $22.00 per Unit ($20.735 per Unit, net of underwriting discounts). Pursuant to the Underwriting Agreement, Sigmor Corporation, a wholly owned subsidiary of Valero Energy, granted the Underwriters a 30-day option to purchase up to an additional 2,587,500 Units on the same terms and conditions as set forth in the Prospectus if the Underwriters sell more than 17,250,000 Units in the offering. The transactions contemplated by the Underwriting Agreement, closed on July 19, 2006.
     In the Underwriting Agreement, the Company, the Selling Unitholders and Valero Energy have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. A copy of the Underwriting Agreement is filed as Exhibit 1.01 to this Form 8-K and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
     On July 13, 2006, the Company announced that it had priced its initial public offering of 17,250,000 Units. A copy of the press release is furnished as Exhibit 99.01 hereto and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the press release shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibit be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
c) Exhibits

Exhibit
Number	Description
1.01	Underwriting Agreement, dated July 13, 2006, among Valero GP Holdings, LLC, Sigmor Corporation, The Shamrock Pipe Line Corporation, Diamond Shamrock Refining Company, L.P., Valero Refining—New Orleans, L.L.C. Valero Refining Company—California, Valero Refining—Texas, L.P., Valero Energy Corporation and Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman Sachs & Co., Morgan Stanley & Co. Incorporated, RBC Capital Markets Corporation, UBS Securities LLC, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., KeyBanc Capital Markets, a division of McDonald Investments, Inc., Raymond James & Associates, Inc., Oppenheimer & Co. Inc., Petrie Parkman & Co., Inc. and Sanders Morris Harris Inc.

99.01	Valero GP Holdings, LLC Press Release dated July 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valero GP Holdings, LLC

Date: July 19, 2006	By:	/s/ Amy L. Perry

	Name:	Amy L. Perry
	Title:	Assistant Secretary

EXHIBIT INDEX

Exhibit
Number	Description
1.01	Underwriting Agreement, dated July 13, 2006, among Valero GP Holdings, LLC, Sigmor Corporation, The Shamrock Pipe Line Corporation, Diamond Shamrock Refining Company, L.P., Valero Refining—New Orleans, L.L.C., Valero Refining Company—California, Valero Refining—Texas, L.P., Valero Energy Corporation and Lehman Brothers Inc., Citigroup Global Markets Inc., Goldman Sachs & Co., Morgan Stanley & Co. Incorporated, RBC Capital Markets Corporation, UBS Securities LLC, A.G. Edwards & Sons, Inc., Wachovia Capital Markets, LLC, Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., J.P. Morgan Securities Inc., KeyBanc Capital Markets, a division of McDonald Investments, Inc., Raymond James & Associates, Inc., Oppenheimer & Co. Inc., Petrie Parkman & Co., Inc. and Sanders Morris Harris Inc.

99.01	Valero GP Holdings, LLC Press Release dated July 13, 2006.